UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)	Approval of an amendment to the Viatris Inc. 2020 Stock Incentive Plan.

On December 6, 2024, Viatris Inc. (“Viatris” or the “Company”) held its 2024 annual meeting of shareholders (the “2024 Annual Meeting”). As further discussed below, at the 2024 Annual Meeting, shareholders of the Company approved an amendment to the Company’s 2020 Stock Incentive Plan (the “2020 Stock Incentive Plan Amendment”). For a description of the 2020 Stock Incentive Plan Amendment, see the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-39695), filed with the Securities and Exchange Commission on October 25, 2024 (the “Proxy Statement”). A copy of the 2020 Stock Incentive Plan Amendment is attached as Appendix C to such Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On December 6, 2024, the Company held its 2024 Annual Meeting to (i) elect twelve director nominees, each to hold office until the 2025 annual meeting of shareholders; (ii) approve, on a non-binding advisory basis, the 2023 compensation of the named executive officers of the Company; (iii) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iv) approve the 2020 Stock Incentive Plan Amendment to (1) increase the maximum aggregate number of shares of Viatris common stock reserved and available for issuance for awards pursuant to the 2020 Stock Incentive Plan by 49,000,000 shares, subject to adjustment as provided in the Company’s 2020 Stock Incentive Plan, and (2) eliminate an exception to the 12-month minimum vesting requirement for awards granted on an ad hoc basis in order to achieve a specified business objective. With respect to each proposal below, any abstentions and broker non-votes were considered for purposes of establishing a quorum but were not considered to be votes cast and therefore had no effect on the vote on any such proposal.

(b)	The certified results of the matters voted on at the 2024 Annual Meeting are set forth below.

Proposal No. 1 - Election of the following twelve director nominees, each to hold office until the 2025 annual meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
W. Don Cornwell	900,964,555	4,460,343	3,834,109	114,954,301
JoEllen Lyons Dillon	737,759,209	167,733,463	3,766,345	114,954,291
Elisha Finney	902,054,026	3,436,873	3,768,120	114,954,291
Leo Groothuis	878,504,023	26,933,798	3,821,197	114,954,291
Melina Higgins	804,442,071	101,065,484	3,751,463	114,954,291
James M. Kilts	840,616,779	64,831,995	3,810,242	114,954,293
Harry Korman	780,276,345	125,203,030	3,779,642	114,954,292
Rajiv Malik	823,760,959	81,491,917	4,006,144	114,954,289
Richard Mark	900,441,821	5,011,531	3,805,662	114,954,295
Mark Parrish	850,985,723	54,462,270	3,811,027	114,954,289
Scott A. Smith	902,081,653	3,373,699	3,803,668	114,954,288
Rogério Vivaldi Coelho	900,799,052	4,645,816	3,814,152	114,954,289

Each director nominee was elected to hold office until the 2025 annual meeting of shareholders.

Proposal No. 2 – Approval, on a non-binding advisory basis, of the 2023 compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
445,035,979	458,870,163	5,352,861	114,954,306

This proposal was not approved, but received 49.23% of votes in favor (thus missing approval by less than 0.80%).

Proposal No. 3 – Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
962,950,848	54,384,649	6,877,812	N/A

This proposal was approved.

Proposal No. 4 – Approval of the 2020 Stock Incentive Plan Amendment:

For	Against	Abstain	Broker Non-Votes
872,421,538	31,280,303	5,557,159	114,954,308

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: December 6, 2024	By:	/s/ Theodora Mistras
Theodora Mistras
Chief Financial Officer